EXHIBIT A
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                          AGREEMENT RE JOINT FILING OF
                                  SCHEDULE 13D
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     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that Amendment No. 6 to the
Schedule 13D dated April 15, 2002 relating to the Common Shares, $1.00 par value, of ESG Re Limited as the same may be amended from time to time hereafter, is being filed with the Securities and Exchange Commission on behalf of each of them.


Dated:  April 15, 2002


                            VICUNA ADVISORS LLC


                            By:  /s/ Joshua G. Welch
                                 ------------------------------------
                                  Joshua G. Welch
                                  Managing Member


                            VICUNA PARTNERS LLC


                            By: /s/ Joshua G. Welch
                                -------------------------------------
                                  Joshua G. Welch
                                  Managing Member


                            VICUNA CAPITAL I, L.P.
                            By:  Vicuna Partners LLC, General Partner


                            By: /s/ Joshua G. Welch
                                -------------------------------------
                                   Joshua G. Welch
                                   Managing Member


                            WNP Investment Partnership, L.P.
                            By:  Vicuna Partners LLC, General Partner


                            By: /s/ Joshua G. Welch
                                -------------------------------------
                                   Joshua G. Welch
                                   Managing Member


                            VICUNA MASTER US, L.P.
                            By:  Vicuna Partners LLC, General Partner


                            By: /s/ Joshua G. Welch
                                -------------------------------------
                                   Joshua G. Welch
                                   Managing Member



                            /s/ Joshua G. Welch
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                                    Joshua G. Welch